Exhibit 10.13.1

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PUBLIC HEALTH SERVICE

FIRST AMENDMENT TO PATENT LICENSE AGREEMENT — EXCLUSIVE

(LICENSE NUMBER: L-127-2007/0)

(AMENDMENT NUMBER: L-127-2007/1)

This is the first amendment (“First Amendment”) of the Patent License Agreement—Exclusive by and between the National Institutes of Health (“NIH”) or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as agencies of the United States Public Health Service (“PHS”) within the Department of Health and Human Services (“HHS”), and GlobeImmune, Inc., having an effective date of June 12, 2007 and having NIH Reference Number L-127-2007/0 (“Agreement”). This First Amendment, having NIH Reference Number L-127-2007/1, is made between the PHS through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and GlobeImmune, Inc., having an office at 1450 Infinite Drive, Louisville, Colorado 80027 (“Licensee”). This First Amendment includes, in addition to the amendments made below, a Signature Page.

WHEREAS, PHS and Licensee desire that the Agreement be amended a first time as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, PHS and Licensee, intending to be bound, hereby mutually agree to the following:

1)	The paragraphs on the cover page under the subheading titled “Serial Number(s) of Licensed Patent(s) or Patent Application(s):” and the paragraphs in Appendix A under the subheading “Patent(s) or Patent Applications(s)” of the Agreement shall be deleted in their entirety and replaced with the following:[*]

2)	Paragraph 4.1 Shall be deleted and replaced with the following:

Upon written approval by PHS, Licensee and any sublicensees of patent rights under this Agreement may enter into sublicensing agreements under the Licensed Patent Rights, such approval will not be unreasonably delayed or withheld, unless the provisions set forth in Paragraph 4.2 below are not included and/or otherwise made binding upon the sublicensee. For purposes of clarification, PHS agrees that modification of the terms of this Agreement will not be a condition for approval by PHS for Licensee or any sublicensee to enter into sublicensing agreements.

Licensee shall provide written notice to PHS in the event Licensee or any sublicensee desires to grant a sublicense to a third party to develop or commercialize a Licensed Product. In the event that PHS does not provide a written objection to Licensee within ten (10) business days after receiving notice under the preceding sentence, PHS shall be deemed to have given its approval to the sublicense arrangement described in the notice.

3)	Paragraph 4.2 shall be deleted and replaced with the following:

Licensee agrees that any sublicenses granted by it or any sublicensee shall provide that the obligations to PHS of paragraphs 5.1-5.4, 8.1, 10,1, 10.2, 12.5 and 13.7-13.9 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement. Licensee further agrees to provide copies of these Paragraphs to all sublicense agreements.

4)	Paragraph 4.4 shall be deleted and replaced with the following;

A-260-2009 CONFIDENTIAL First Amendment of L-127-2007/0 Model 09-2006 (updated 1-2008)	GlobeImmune, Inc. Page 1 of 4	March 26, 2010 L-127-2007/1

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Licensee agrees to forward to PHS a complete copy of each fully executed sublicense agreement entered into by Licensee or any sublicensee, postmarked within thirty (30) days of the execution of such agreement. To the extent permitted by law. PHS agrees to maintain each such sublicense agreement in confidence.

5)	Within sixty (60) days of the execution of this First Amendment, Licensee shall pay PHS an amendment issue royalty in the sum of Seven Thousand Five Hundred US Dollars ($7,500), to be sent to the address specified in Attachment 1.

6)	The following shall he deleted from Appendix C of the Agreement:

V. Licensee agrees to pay PHS [*] royalties of [*]

7)	The following shall be added to Appendix C of the Agreement:

V. Licensee agrees to pay PHS [*] royalties of [*]

8)	In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

9)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

10)	The terms and conditions of this First Amendment shall, at PHS’ sole option, be considered by PHS to be withdrawn from Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by PHS within sixty (60) days from the date of PHS signature found at the Signature Page.

11)	This First Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

A-260-2009 CONFIDENTIAL First Amendment of L-127-2007/0 Model 09-2006 (updated 1-2008)	GlobeImmune, Inc. Page 2 of 4	March 26, 2010 L-127-2007/1

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FIRST AMENDMENT TO PATENT LICENSE AGREEMENT — EXCLUSIVE

(LICENSE NUMBER: L-127-2007/0)

(AMENDMENT NUMBER: L-127-2007/1)

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below.

For PHS:

/s/ Richard U. Rodriguez	3-30-10
Richard U. Rodriguez Director, Division of Technology Development and Transfer Office of Technology Transfer National Institutes of Health	Date

For GlobeImmune:

/s/ Jeff Rona	4/5/10
Jeff Rona Chief Business Officer GlobeImmune, Inc.	Date

A-260-2009 CONFIDENTIAL First Amendment of L-127-2007/0 Model 09-2006 (updated 1-2008)	GlobeImmune, Inc. Page 3 of 4	March 26, 2010 L-127-2007/1

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTACHMENT 1 – ROYALTY PAYMENT OPTIONS

NIH/PHS License Agreements

*In order to process payment via Electronic Funds Transfer sender MUST supply the following information:

Procedure for Transfer of Electronic Funds to NIH Royalty Payments

[*]

Checks drawn on a US, bank account should be sent directly to the following address:

National Institutes of Health (NIH)

P.O. Box 979071

St. Louis, MO 63197-9000

Overnight or courier deliveries should be sent to the following address:

US Bank

Government Lockbox SL-MO-C2GL

1005 Convention Plaza

St. Louis, MO 63101

Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)

Office of Technology Transfer

Royalties Administration Unit

6011 Executive Boulevard

Suite 325, MSC 7660

Rockville, Maryland 20852

Phone: 301-496-7057

All checks should be made payable to “NIH Patent Licensing”.

The OTT Reference Number MUST appear on checks, reports and correspondence

A-260-2009 CONFIDENTIAL First Amendment of L-127-2007/0 Model 09-2006 (updated 1-2008)	GlobeImmune, Inc. Page 4 of 4	March 26, 2010 L-127-2007/1